                                                                  EXHIBIT 99.1



                       UNAUDITED PRO FORMA FINANCIAL DATA

     In March 1999, NTL acquired Diamond under the terms of the Diamond acquisition agreement in exchange for NTL's common stock. In December 1998, NTL acquired EGT in exchange for NTL's cash and preferred stock. In October 1998, NTL completed its acquisition of Comcast UK Cable Partners Limited in exchange for NTL's common stock. On June 16, 1998, NTL agreed to acquire substantially all of the operations of ComTel in a two-part transaction that was completed in September 1998 in exchange for approximately Pound Sterling 550 million. The cash portion of the purchase price was financed using funds available under NTL's credit facility. The amounts borrowed under the credit facility were repaid with most of the proceeds from the issuance of our 11 1/2% notes and our 12 3/8% notes in November 1998.

     The unaudited pro forma financial data presented herein give effect to the completed acquisitions of Partners, ComTel and EGT, and give further effect to the subsequent acquisition of Diamond. The pro forma financial data is based on the historical financial statements of Partners, ComTel, EGT, Diamond and NTL. The balance sheet data reflects the translation of all Pound Sterling denominated amounts at the December 31, 1998 rate of $1.6595 = Pound Sterling
1.00. The statements of operations data reflects the translation of all Pound Sterling denominated amounts at the average rate for the year ended December 31, 1998 of $1.6571 = Pound Sterling 1.00.

     The acquisitions have been accounted for in the pro forma financial data using the purchase method of accounting. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values, which are subject to further adjustment based upon appraisals and other analyses. Management of NTL does not currently expect future adjustments from these analyses, if any, to be material to the unaudited pro forma financial statements.

     The pro forma financial statements do not give effect to the sale in January 1999 of NTL 5 1/4% preferred stock and warrants to Microsoft for $500 million.

     Under the terms of the Diamond indentures governing the terms of the Diamond notes, the share exchange in the Diamond acquisition constituted a "Change of Control". In general, upon the occurrence of a change of control, each holder of the Diamond notes has the right to require Diamond to repurchase the Diamond notes in cash at a purchase price equal to 101% of the accreted value or principal amount, as applicable. The pro forma financial statements do not give effect to the repurchase, if any, of the Diamond notes.

     The unaudited pro forma condensed combined statements of operations for the year ended December 31, 1998 give effect to the acquisitions as if they had been consummated on January 1, 1998. The unaudited pro forma condensed combined balance sheet as of December 31, 1998 gives effect to the acquisition of Diamond as if it had been consummated on December 31, 1998.

     Partners owned a 27.5% interest (the "Birmingham Cable Equity Interest") in Birmingham Cable Corporation Limited and currently owns a 50% interest (the "Cable London Equity Interest" and, together with the Birmingham Cable Equity Interest, the "Equity Interests") in Cable London PLC ("Cable London"). Partners accounts for the Equity Interests using the equity method. The following pro forma financial data give effect to the issuance of 0.3745 shares of NTL common stock for each Partners common share and the sale of the Birmingham Cable Equity Interest to TeleWest Communications plc prior to the acquisition of Partners by NTL.

     The TeleWest agreement provides that at any time during the shoot-out period, Partners may give notice to TeleWest of an offer to sell to TeleWest the Cable London Equity Interest and related assets for the cash sum specified in the offer notice. If Partners fails to give the offer notice prior to the end of the shoot-out period, Partners will be deemed to have delivered an offer notice for a sum equal to Pound Sterling 100 million.

     TeleWest will have 30 days in which to accept or decline the offer. If TeleWest accepts the offer, Partners will sell to TeleWest the Cable London Equity Interest and related assets at the sum specified in the offer notice. If TeleWest declines the offer, TeleWest will sell to Partners all of the shares in the capital of Cable London owned by TeleWest at the sum specified in the offer notice.

     The unaudited pro forma financial statements do not give effect to the sale of the Cable London Equity Interest to TeleWest or Partners' purchase of TeleWest's shares in the capital of Cable London, as management is currently unable to determine the probable outcome of the "shoot-out" procedure. The effect of the sale of the Cable London Equity Interest by Partners would be to eliminate Partners' investment in Cable London and increase cash by the amount of the proceeds. The effect of Partners' purchase of all of TeleWest's shares in the capital of Cable London would be to reduce Partners' cash and increase the amount of Partners' investment in Cable London.

     The pro forma adjustments are based upon available information and assumptions that the management of NTL believes are reasonable at the time made. The unaudited pro forma condensed combined financial statements do not purport to present the financial position or results of operations of NTL had the acquisitions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for synergies that NTL expects to realize commencing upon consummation of the acquisitions. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

                                NTL INCORPORATED

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                         PRO FORMA
                                  NTL           COMTEL        PARTNERS         EGT                       FOR PRIOR       DIAMOND
                              (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS   ACQUISITIONS   (HISTORICAL)
                              ------------   ------------   ------------   ------------   -----------   ------------   ------------
REVENUES....................   $ 747,015       $ 97,222       $105,348       $17,110       $   (789)C    $  965,906     $ 147,078
COSTS AND EXPENSES
Operating expenses..........     372,134         62,393         33,965         7,893             --         476,385        47,088
Selling, general and
 administrative expenses....     299,494         32,285         48,448            --             --         380,227        61,573
Franchise fees..............      25,036             --             --            --             --          25,036            --
Corporate expenses..........      17,048             --          3,977            --             --          21,025            --
Non-recurring charges.......      (4,194)            --             --            --             --          (4,194)           --
Depreciation and
 amortization...............     266,112         41,035         37,202         3,157         29,229B        376,735        71,650
                               ---------       --------       --------       -------       --------      ----------     ---------
                                 975,630        135,713        123,592        11,050         29,229       1,275,214       180,311
                               ---------       --------       --------       -------       --------      ----------     ---------
Operating loss..............    (228,615)       (38,491)       (18,244)        6,060        (30,018)       (309,308)      (33,233)
OTHER INCOME
 (EXPENSE)
Interest and other income...      46,024            476         14,983            --             --          61,483        21,681
Interest expense............    (328,815)        (7,459)       (49,477)           --        (62,417)E      (448,168)     (140,234)
Other.......................       4,152             --         (3,326)           --         11,574D         12,400        12,553
                               ---------       --------       --------       -------       --------      ----------     ---------
Loss before income taxes....    (507,254)       (45,474)       (56,064)        6,060        (80,861)       (683,593)     (139,233)
Income tax benefit..........       3,327             --             --                           --           3,327            --
                               ---------       --------       --------       -------       --------      ----------     ---------
Loss before extraordinary
 item.......................    (503,927)       (45,474)       (56,064)        6,060        (80,861)       (680,266)     (139,233)
Loss from early
 extinguishment of debt.....    (30,689)             --             --            --             --         (30,689)           --
                               ---------       --------       --------       -------       --------      ----------     ---------
Net loss....................    (534,616)       (45,474)       (56,064)        6,060        (80,861)       (710,955)     (139,233)
Preferred stock dividends...     (18,761)            --             --            --        (14,092)F       (32,853)           --
                               ---------       --------       --------       -------       --------      ----------     ---------
Net loss available to common
 shareholders...............   $(553,377)      $(45,474)      $(56,064)      $ 6,060       $(94,953)     $ (743,808)    $(139,233)
                               =========       ========       ========       =======       ========      ==========     =========
Net loss per common share --
 basic and fully diluted....   $  (13.43)                                                                $   (13.00)
                               =========                                                                 ==========
Weighted average shares
 outstanding................      41,202                                                     16,004          57,206
                               =========                                                   ========      ==========


                              ADJUSTMENTS   PRO FORMA
                              -----------   ----------
REVENUES....................   $     --     $1,112,984
COSTS AND EXPENSES
Operating expenses..........         --        523,473
Selling, general and
 administrative expenses....         --        441,800
Franchise fees..............         --         25,036
Corporate expenses..........         --         21,025
Non-recurring charges.......         --         (4,194)
Depreciation and
 amortization...............     91,975B       540,360
                               --------     ----------
                                 91,975      1,547,500
                               --------     ----------
Operating loss..............   (91,975)       (434,516)
OTHER INCOME
 (EXPENSE)
Interest and other income...         --         83,164
Interest expense............         --       (588,402)
Other.......................         --         24,953
                               --------     ----------
Loss before income taxes....    (91,975)      (914,801)
Income tax benefit..........         --          3,327
                               --------     ----------
Loss before extraordinary
 item.......................    (91,975)      (911,474)
Loss from early
 extinguishment of debt.....         --        (30,689)
                               --------     ----------
Net loss....................    (91,975)      (942,163)
Preferred stock dividends...         --        (32,853)
                               --------     ----------
Net loss available to common
 shareholders...............   $(91,975)    $ (975,016)
                               ========     ==========
Net loss per common share --
 basic and fully diluted....                $   (13.90)
                                            ==========
Weighted average shares
 outstanding................     12,948A        70,154
                               ========     ==========

                                NTL INCORPORATED

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                             NTL          DIAMOND
                                         (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS     PRO FORMA
                                         ------------   ------------   -----------    -----------
ASSETS:
Current assets:
  Cash, cash equivalents and marketable
     securities........................  $   996,896     $  273,383    $       --     $ 1,270,279
  Other current assets.................      207,604         20,083            --         227,687
                                         -----------     ----------    ----------     -----------
Total current assets...................    1,204,500        293,466            --       1,497,966
Investment in affiliates...............      229,093             --            --         229,093
Fixed assets, net......................    3,854,430        773,105       134,750A      4,762,285
Intangible assets, net.................      725,028        135,404     1,075,253A      1,935,685
Other assets, net......................      181,046         33,724            --         214,770
                                         -----------     ----------    ----------     -----------
          Total assets.................  $ 6,194,097     $1,235,699    $1,210,003     $ 8,639,799
                                         ===========     ==========    ==========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Other current liabilities............  $   580,260     $   81,191    $    3,000A    $   664,451
  Current portion of long-term debt and
     capital leases....................       23,691             --            --          23,691
                                         -----------     ----------    ----------     -----------
          Total current liabilities....      603,951         81,191         3,000         688,142
Long-term debt.........................    5,043,803      1,333,230            --       6,377,033
Deferred income taxes..................       67,062             --         41,773A       108,835
Senior redeemable exchangeable
  preferred stock......................      124,127             --            --         124,127
Shareholders' equity:
  Preferred stock......................            2             --            --               2
  Common stock and additional paid-in
     capital...........................    1,502,163             --       986,508A      2,488,671
  Acquired company equity..............           --       (178,722)      178,722A             --
  Accumulated other comprehensive
     income............................      104,657                                      104,657
  Deficit..............................   (1,251,668)                                  (1,251,668)
                                         -----------     ----------    ----------     -----------
                                             355,154       (178,722)    1,165,230       1,341,662
                                         -----------     ----------    ----------     -----------
          Total liabilities and
            shareholders' equity.......  $ 6,194,097     $1,235,699    $1,210,003     $ 8,639,799
                                         ===========     ==========    ==========     ===========

                                NTL INCORPORATED

                             PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)

                                                               DIAMOND
                                                              ----------
A  PURCHASE PRICE AND ALLOCATION
PURCHASE PRICE
NTL Shares issued...........................................      12,948
NTL stock price (20 day average prior to closing)...........  $    76.19
                                                              ----------
Subtotal....................................................     986,508
Fees........................................................       3,000
                                                              ----------
Purchase Price..............................................     989,508
Deficiency at December 31, 1998.............................     178,722
Intangibles at December 31, 1998............................     135,404
                                                              ----------
Excess of Purchase Price over net tangible assets
  acquired..................................................  $1,303,634
                                                              ==========
ALLOCATED TO
Fixed assets................................................  $  134,750
Intangible assets(1)........................................   1,210,657
                                                              ----------
Deferred taxes..............................................     (41,773)
                                                              ----------
                                                              $1,303,634
                                                              ==========

                                                                 PRIOR
                                                              ACQUISITIONS    DIAMOND
                                                              ------------    -------

B  DEPRECIATION AND AMORTIZATION
For the year ended December 31, 1998:
  Depreciation of fixed asset allocation (over 7 years).....    $   (126)     $19,250
  Amortization of intangibles (over 5-15 years).............      72,145       80,710
  Historical amortization of intangibles....................     (42,790)      (7,985)
                                                                --------      -------
                                                                $ 29,229      $91,975
                                                                ========      =======
C  CONSULTING REVENUE
Partners' consulting fee income earned under consulting
  agreement with Birmingham which ceased upon the sale of
  Birmingham
For the year ended December 31, 1998........................                  $   789
                                                                              =======

---------------
(1) The intangible assets include customer lists, license acquisition costs and goodwill.

                                NTL INCORPORATED

                             PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)

                                                              DIAMOND
                                                              -------

D  EQUITY IN NET LOSS
Partner's equity in the net loss of Birmingham that will no
  longer be recorded after the sale of Birmingham
For the year ended December 31, 1998........................  $11,574
                                                              =======

E  INTEREST EXPENSE
Interest on ComTel Debt Not Assumed
  For the year ended December 31, 1998......................  $(7,431)
Interest on the borrowings utilized to acquire ComTel(1)
  For the year ended December 31, 1998......................   77,567
Amortization of fees on borrowings recorded as deferred
  financing costs
  For the year ended December 31, 1998......................    2,015
Historical interest expense on Partners' Credit Facility(2)
  For the year ended December 31, 1998......................   (9,734)
                                                              -------
Net Statement of Operations Impact
  For the year ended December 31, 1998......................  $62,417
                                                              =======

F  PREFERRED STOCK DIVIDEND
Dividends at 9.9% on the preferred stock issued in the
  ComTel and EGT acquisitions
  For the year ended December 31, 1998......................  $14,092
                                                              =======

---------------
(1) On June 16, 1998, NTL agreed to acquire substantially all of the operations of ComTel in a two-part transaction in exchange for approximately Pound Sterling 550 million. A portion of the purchase price (Pound Sterling 475 million) was financed using funds available under our credit facility. The credit facility bore interest at LIBOR plus 3% per annum increasing by 0.25% per annum each month beginning three months after the first drawdown to a maximum of 4% per annum. In November 1998, the credit facility was repaid using most of the proceeds from the issuance of our 11 1/2% notes and the 12 3/8% notes.

(2) This facility was repaid by Partners with the proceeds from the sale of the Birmingham Cable Equity Interest.